MUTUAL RELEASE

WHEREAS, ESKOTA ENERGY CORPORATION ("ESKOTA") and has entered into various agreements with VENETO EXPLORATION, L.L.C. ("VENETO"), and

WHEREAS, bona fide disputes and controversies exist between the parties, both as to liability in the amount thereof, if any, and by reason of such disputes and controversies, the parties hereto desire to compromise and settle all claims and causes of action whatsoever which each individual has or may have in the future arising out of the transactions between them and intend that the full settlement and conditions of the compromise and settlement be set forth in this Compromise Settlement Agreement and Mutual Release.

NOW, THEREFORE, the parties agree as follows:

1. Eskota hereby assigns and transfers all of Assignor's right, title and interest, including any and all overriding royalty interests, in and to those certain Oil and Gas Leases set forth in Exhibit "A" (ASSIGNMENT OF OIL AND GAS LEASES AND BILL OF SALE) attached hereto including, but not limited to, all personal property, fixtures, machinery and equipment to Veneto. Veneto assumes responsibility for all lingering payables.

2. Veneto hereby releases Eskota from its note in the amount of $1,400,000.00 and Security Agreement.

3. Eskota releases and acquits and forever discharges Veneto, its agents, servants and employees, and all persons, natural or corporate, in privity with it, or any of them, from any and all claims or causes of action of any kind whatsoever, which it has or might have, known or unknown, arising out of the transactions described above.

4. Veneto releases, acquits, and forever discharges Eskota, its agents, servants and employees, and all persons, natural or corporate, in privity with it, or any of them, from any and all claims or causes of action whatsoever, which it has or might have, known or unknown, arising out of the transactions described above.

5. Neither party will disparage the other after the effective date of this agreement. Each party agrees that each will keep each and every term of this Settlement Agreement and Release completely confidential and will not hereafter disclose the substance or contents hereof to any person or persons unless ordered by a court of competent jurisdiction.

6. It is understood and agreed that this compromise settlement agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives, successors, and assigns.

7. It is understood and agreed that this compromise settlement agreement contains the entire agreement between the parties and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter. No oral understanding, statements, promises or inducements contrary to the terms of this compromise settlement exist. This compromise settlement agreement cannot be changed or terminated orally.

8. It is expressly understood and agreed that the terms hereof are contractual and not merely recitals and that the agreement herein contained and the consideration transferred is to compromise doubtful and disputed claims, avoid litigation and buy peace, and that no payments made nor releases or other consideration given shall be construed as an admission of liability whatsoever.

9. It is understood and agreed that this compromise settlement agreement shall be governed by, construed and enforced in accordance with, and subject to, the laws of the State of Texas.

10. It is understood and agreed that this compromise settlement agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes.

ESKOTA ENERGY CORPORATION

By: ______________________

JULY 06, 2006

VENETO EXPLORATION, L.L.C.

By: ______________________

7-13-06

ASSIGNMENT OF OIL AND GAS LEASES AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

THAT ESKOTA ENERGY CORPORATION, whose address is 2600 Ave. K, Plano, Texas 75074, (hereinafter referred to as "Assignor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, does hereby assign, transfer, convey, and set over unto VENETO EXPLORATION, L.L.C., whose address is 2600 Ave. K, Plano, Texas 75074, (hereinafter referred to as "Assignee"), all of Assignor's right, title and interest, including any and all overriding royalty interests, in and to those certain Oil and Gas Leases set forth in Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as "Said Leases"), INSOFAR as Said Leases cover the lands situated in Nolan and Fisher County, Texas as described in said Exhibit "A" (hereinafter referred to as "Said Lands").

For the same consideration heretofore stated Assignor does hereby sell, assign, transfer and convey unto Assignee all of Assignor's right, title and interest in and to the wells set forth with ALL of ASSIGNOR'S RIGHT, TITLE AND INTEREST in and to all personal property, fixtures, machinery and equipment situated on or in Said Leases and Said Wells or used or obtained in connection therewith, and the oil and gas produced from or allocated to Said Lands pursuant to the terms of Said Leases.

The provisions of this assignment shall be construed as covenants running with the land and shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. This assignment is made subject to all the terms, conditions, and reservations set forth in the original leases and any and all intervening assignments of Said Leases or interest therein, including but not limited to reservations of overriding royalty and production payments together with any and all reassignment obligations heretofore imposed, and to all the terms and conditions of the agreements and contracts to which the leasehold hereby assigned is presently committed, including but not limited to unitization, communitization and pooling agreements, operating agreements, and gas purchase agreements.

All equipment and other personal property and fixtures included in Said Lands and Said Wells are being transferred on a " AS IS" and "where is" basis and assignor makes no representations or warranties, either express or implied, as to particular use of uses of any such equipment or other personal property or fixtures, all of such representations or warranties being hereby expressly excluded and denied.

By ACCEPTANCE HEREOF, Assignee hereby covenants and agrees that:

1) Assignee has fully inspected or caused to be inspected the above described lands and personal property thereto and used in connection with Said Lands and Assignee is satisfied as to their physical and environmental condition, both surface and subsurface. Assignee takes the above described lands and personal property in an "AS IS" and "WHERE IS" condition and hereby covenants and agrees to hold Assignor harmless from any and all liability whatsoever which might arise due to operations on the above described lands conducted by Assignee, his heirs, or assigns in the future.

2) to accept all liability for properly plugging and abandoning Said Wells in compliance with the statutes and regulations of the State of Texas or with any other governmental or regulatory entity having jurisdiction over Said Wells, and to obtain all necessary permits and bonds.

3) the oil remaining in the tanks on the Effective Date of the Assignment is not to be considered part of this Assignment. A measure of such oil as of 7:00 A.M. on the Effective Date will be based on the operators gauge report.

4) all operating agreements, gas purchase agreements, farmout agreements and other agreements burdening or relating to the subject properties, whether or not such agreements are described on Exhibit " A".

5) Assignee expressly assumes all responsibility for, and agrees to comply with all applicable laws and the terms of all Leases Pooling Rights, Contracts and Permits relating to the Subject Properties, including, but not limited to, all wells, casing, leasehold equipment, plugging requirements or exceptions thereto in and on said wells, other personal property used on or in connection therewith, site remediation and restoration of the Subject Properties, surface damage settlements, and obligations set forth in or relating to the Contracts and Permits from and after the Effective Date of this Agreement.

6) From and after the Effective Date, Assignee agrees to protect, defend, indemnify and hold Assignor, its officers, directors, employees, representatives, heirs, successors and assigns, free and harmless from and against any and all costs, expenses, claims, demands, litigation, attorneys fees, causes of actions, administrative proceedings, suits or judgments arising out of, incident to, or in connection with the Subject Properties, or Assignee' s ownership of or operations on the Subject Properties, including claims and causes of action arising under any environmental laws or in any way related to the environmental condition of the Subject Properties.

7) for the period of time prior to the Effective Date, Assignor agrees to protect, defend, indemnify and hold Assignee, its officers, directors, employees, representatives, heirs, successors and assigns, free and harmless from and against any and all costs, expenses, claims, demands, litigation, attorneys fees, causes of actions, administrative proceedings, suits, or judgments arising out of, incident to, or in connection with the Subject Properties, or Assignor' s ownership of or operations on the Subject Properties, including claims and causes of action arising under any environmental laws or in any way related to the environmental condition of the Subject Properties.

TO HAVE AND TO HOLD the above described interest in the Subject Properties and all other rights herein granted, all and singular, unto the said Assignee, its heirs, successors and assigns of Assignee, forever;

Assignor binds Assignor and Assignor' s heirs, executors, administrators, and successors to warrant and forever defend all and singular the property to Assignee and Assignee' s heirs, executors, administrators, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty, when the claim is by, through, and under Assignor but not otherwise.

Assignor agrees to execute and deliver all such other notices, releases and other documents, and will do all such other acts and things as may be necessary more fully to assure to Assignee or its successors or assigns all of the respective rights herein granted or intended to be granted.

Executed this 6th day of JULY, 2006,

ASSIGNOR:

ESKOTA ENERGY CORPORATION

By: [signature]

Robert Kinloch, President

ASSIGNEE:

VENETO EXPLORATION, L.L.C.

By: ______________________
Dennis Eubanks, Authorized Agent

CITY OF SASKATOON §
§
PROVINCE OF SASKATCHEWAN §

This instrument was acknowledged before me on July 6th, 2006, by Robert Kinloch, President of Eskota Energy Corporation.

STEVEN J. WILSON Notary Public SASKATCHEWAN

My commission expires: does not expire

____
NOTARY PUBLIC

STEVEN J. WILSON
BARRISTER & SOLICITOR
2120 YORK AVENUE
SASKATOON, SK S7J 1H8

(Printed Name of Notary)

STATE OF TEXAS §
§
COUNTY OF DALLAS §

This instrument was acknowledged before me on JULY 13, 2006, by Dennis Eubanks, Authorized Agent of Veneto Exploration, L.L.C.

____
NOTARY PUBLIC, STATE OF TEXAS

My commission expires:

____

SANDRA C. HOLLOWAY
Notary Public, State of Texas
My Commission Expires
March 07, 2007

(Printed Name of Notary)

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

AFTER RECORDING RETURN TO:
Pace & Pace, L.L.P.
Meadows Building, Suite 940
5646 Milton Street
Dallas, Texas 75206

EXHIBIT A

Lease: 034001-A/00
Date: 07/07/88
Lessor: R E BROADWELL ET UX
Lessee: CANYON RESOURCES INC
Recorded: Volume: 624. Page: 75

2. Lease: 034001-B/00
Date: 07/07/88
Lessor: OUIDA JOHNSTON MOORE ET VIR
Lessee: CANYON RESOURCES INC
Recorded: Volume: - Page:

3. Lease: 034001-C/00
Date: 07/07/88
Lessor: MARION JOHNSTON HALL
Lessee: CANYON RESOURCES INC
Recorded: Volume: - Page:

4. Lease: 034001-D/00
Date: 07/07/88
Lessor: ROBERTA JOHNSTON STARKEY ET UX
Lessee: CANYON RESOURCES INC
Recorded: Volume: - Page:

5. Lease: 034002-0/00
Date: 06/22/88
Lessor: HOWARD N CARLTON
Lessee: CANYON RESOURCES INC
Recorded: Volume: - Page:

6. Lease: 034003-0/00
Date: 06/21/88
Lessor: ROLAND KINSEY ET UX
Lessee: CANYON RESOURCES INC
Recorded: Volume: 618. Page: 272

7. Lease: 034004-A/00
Date: 06/22/88
Lessor: E K SORELLE JR ET UX
Lessee: CANYON RESOURCES INC
Recorded: Volume: 618. Page: 276

8. Lease: 034004-B/00
Date: 06/23/88
Lessor: JOHN A HUGHES
Lessee: CANYON RESOURCES INC
Recorded: Volume: 618. Page: 280

9. Lease: 034004-C/00
Date: 06/23/88
Lessor: L C CLAITOR ET UX
Lessee: CANYON RESOURCES INC
Recorded: Volume: - Page:

0. Lease: 034004-D/00
Date: 06/23/88
Lessor: C D CLAITOR ET UX
Lessee: CANYON RESOURCES INC
Recorded: Volume: - Page:

1. Lease: 034005-0/00
Date: 06/15/88
Lessor: JAMES L WILES ET AL
Lessee: CANYON RESOURCES INC
Recorded: Volume: 618. Page: 284

2. Lease: 034006-A/00
Date: 07/07/69
Lessor: DALTON MOORE ET UX
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 346. Page: 466

Lease: 034006-B/00
Date: 07/07/69
Lessor: LANCE SEARS ET UX
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 356. Page: 424

Lease: 034006-C/00
Date: 09/09/69
Lessor: HOWARD HEMPEL
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 346. Page: 461

Lease: 034006-D/00
Date: 09/08/69
Lessor: PETER GILL ET UX
Lessee: EL PASO PRODUCTS CO.
Recorded: Volume: 346. Page: 459

Lease: 034006-E/00
Date: 09/08/69
Lessor: J STEWART MARTIN ET UX
Lessee: EL PASO PRODUCTS CO.
Recorded: Volume: 346. Page: 471

Lease: 034006-F/00
Date: 08/26/69
Lessor: DAVIS SCARBOROUGH
Lessee: EL PASO PRODUCTS CO.
Recorded: Volume: 346. Page: 469

Lease: 034006-G/00
Date: 03/27/69
Lessor: R B JOHNSTON ET UX
Lessee: EL PASO PRODUCTS CO.
Recorded: Volume: 344. Page: 370

Lease: 034006-H/00
Date: 09/06/88
Lessor: ANNE Y MOORE MAINT. TRUST
Lessee: CANYON RESOURCES INC
Recorded: Volume: 630. Page: 73

Lease: 034006-I/00
Date: 06/27/88
Lessor: ESTATE OF LANCE SEARS
Lessee: CANYON RESOURCES INC
Recorded: Volume: 630. Page: 81

Lease: 034007-0/00
Date: 03/27/69
Lessor: MAY SEARS
Lessee: EL PASO PRODUCTS CO.
Recorded: Volume: 73. Page: 380

Lease: 034008-0/00
Date: 11/17/72
Lessor: J H HOOVER ET AL
Lessee: E H MCCRIGHT
Recorded: Volume: 386. Page: 025

Lease: 034009-0/00
Date: 04/15/48
Lessor: I H NEWMAN IND & AIF
Lessee: WINSTON T SMITH
Recorded: Volume: 153. Page: 601

Lease: 034010-0/00
Date: 05/14/71
Lessor: GUY CALDWELL ET AL
Lessee: HAROLD DUNCAN
Recorded: Volume: 357. Page: 216

Lease: 034011-0/00
Date: 04/05/72
Lessor: T H MOORE
Lessee: HAROLD DUNCAN
Recorded: Volume: 363. Page: 212

Lease: 034012-0/00
Date: --/--/--
Lessor: ROBERTA STARKEY ET VIR
Lessee: HAROLD DUNCAN
Recorded: Volume: 363. Page: 210

Lease: 034013-0/00
Date: 04/06/72
Lessor: MILDRED L BOYER DAVIS
Lessee: HAROLD DUNCAN
Recorded: Volume: 363. Page: 214

Lease: 034014-0/00
Date: 10/01/71
Lessor: MARGARET HILL ET AL
Lessee: HAROLD DUNCAN
Recorded: Volume: 359. Page: 348

Lease: 034015-0/00
Date: 06/12/69
Lessor: MAY SEARS
Lessee: GROPCO INC
Recorded: Volume: 73. Page: 812

Lease: 034016-A/00
Date: 03/27/69
Lessor: MOLLYE SEARS BYE ET AL
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 73. Page: 375

Lease: 034016-B/00
Date: 07/23/70
Lessor: 1ST NAT BANK OF ABILENE
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 73. Page: 662

Lease: 034016-C/00
Date: 03/27/69
Lessor: ARTHUR PAUL HODGE
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 73. Page: 695

Lease: 034017-A/00
Date: 12/15/43
Lessor: MAY SEARS
Lessee: H W IMHOLZ
Recorded: Volume: 4. Page: 517

Lease: 034017-B/00
Date: 02/01/44
Lessor: STELIA H MERRILL ET AL
Lessee: H W IMHOLZ
Recorded: Volume: 5. Page: 55

Lease: 034017-C/00
Date: 02/10/72
Lessor: MARGARETTE NEAL ET AL
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 205

Lease: 034017-D/00
Date: 02/10/72
Lessor: J L CLAY ET UX
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 215

Lease: 034017-E/00
Date: 02/10/72
Lessor: LEOLA TERRY CUMMINGS
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 213

38. Lease: 034017-F/00
Date: 02/10/72
Lessor: HOWARD BUTLER ET AL
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 217

39. Lease: 034017-G/00
Date: 02/10/72
Lessor: W B MURRAY ET UX
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 209

40. Lease: 034017-H/00
Date: 02/10/72
Lessor: JESSIE C MORRISON
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 211

41. Lease: 034017-I/00
Date: 02/10/72
Lessor: EDNA SEDBERRY ET AL
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 219

42. Lease: 034017-J/00
Date: 05/18/72
Lessor: G H NEELY ET UX
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 278

43. Lease: 034017-K/00
Date: 02/10/72
Lessor: GERTRUDE C NORRELL ET AL
Lessee: NOEL W PETRE
Recorded: Volume: 77. Page: 207

44. Lease: 034018-A/00
Date: 10/30/70
Lessor: ROY V MILLER ET AL
Lessee: JOHN R THOMPSON
Recorded: Volume: 354. Page: 386

45. Lease: 034018-B/00
Date: 07/07/69
Lessor: DALTON MOORE ET UX
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 346. Page: 463

46. Lease: 034018-C/00
Date: 05/05/69
Lessor: DALTON MOORE ET UX
Lessee: EL PASO PRODUCTS CO
Recorded: Volume: 345. Page: 11

47. Lease: 034018-D/00
Date: 09/06/68
Lessor: JANE MOORE ARLEDGE
Lessee: CANYON RESOURCES INC
Recorded: Volume: 630. Page: 77

48. Lease: 034019-A/00
Date: 07/01/69
Lessor: EDITH C TOWSON ET AL
Lessee: CHARLES J WOHLFORD
Recorded: Volume: 364. Page: 326

RECORDER'S MEMORANDUM:
At the time of recordation, this instrument was found to be inadequate for the best photographic reproduction because of illegibility, carbon, or photo-copy, discolored paper, etc. All blockouts, additions, and changes were present at the time the instrument was filed and recorded.

49. Lease: 034019-B/00
Date: 09/12/72
Lessor: MARGARET N HILL ET VIR
Lessee: HAROLD DUNCAN
Recorded: Volume: 367, Page: 391

50. Lease: 034019-C/00
Date: 07/25/72
Lessor: E B CLARK
Lessee: HAROLD DUNCAN
Recorded: Volume: 366, Page: 18

51. Lease: 034020-A/00
Date: 07/16/73
Lessor: MILDRED UTLEY, GUARDIAN
Lessee: HAROLD DUNCAN
Recorded: Volume: 371, Page: 229

52. Lease: 034020-B/00
Date: 03/13/73
Lessor: MILDRED UTLEY
Lessee: HAROLD DUNCAN
Recorded: Volume: 369, Page: 01

53. Lease: 034020-C/00
Date: 04/02/73
Lessor: JAMES B PARKER
Lessee: HAROLD DUNCAN
Recorded: Volume: 368, Page: 319

54. Lease: 034021-A/00
Date: 11/22/74
Lessor: TED O NORTON ET AL
Lessee: HAROLD DUNCAN
Recorded: Volume: 381, Page: 397

55. Lease: 034021-B/00
Date: 12/16/74
Lessor: LLOYD A WAKEMAN, GUARDIAN
Lessee: HAROLD DUNCAN
Recorded: Volume: 381, Page: 401

56. Lease: 034022-A/00
Date: 04/10/69
Lessor: RITA A NORTON ET VIR
Lessee: WINDELL A THOMASON
Recorded: Volume: 345, Page: 52

57. Lease: 034022-B/00
Date: 08/04/69
Lessor: LLOYD ALDEN WAKEMAN, GUARDIAN
Lessee: W A THOMASON
Recorded: Volume: 346, Page: 56

58. Lease: 034023-A/00
Date: 09/08/69
Lessor: TED O NORTON ET UX
Lessee: JOHN R THOMPSON
Recorded: Volume: 359, Page: 100

59. Lease: 034023-B/00
Date: 07/19/72
Lessor: LLOYD ALDEN WAKEMAN, GUARDIAN
Lessee: HAROLD DUNCAN
Recorded: Volume: 373, Page: 88

60. Lease: 034024-A/00
Date: 08/14/87
Lessor: ANNE Y MOORE
Lessee: ENEX RESOURCES CORP
Recorded: Volume: 598, Page: 134

RECORDER'S MEMORANDUM:
At the time of recordation, this instrument was found to be inadequate for the best photographic reproduction because of illegibility, carbon, or photo-copy, discolored paper, etc. All blockouts, additions, and changes were present at the time the instrument was filed and recorded.

Lease: 034025-A/00
Date: 11/21/88
Lessor: ESTATE OF LANCE SEARS
Lessee: USF&T INC
Recorded: Volume: 120. Page: 204

Lease: 034026-A/00
Date: 11/21/88
Lessor: ESTATE OF LANCE SEARS
Lessee: USF&T INC
Recorded: Volume: 120. Page: 212

3. Lease: 034027-A/00
Date: 10/20/88
Lessor: MARGARET SEARS BROWN
Lessee: USF&T INC
Recorded: Volume: 120. Page: 308

4. Lease: 034027-B/00
Date: 11/21/88
Lessor: ESTATE OF LANCE SEARS
Lessee: USF&T INC
Recorded: Volume: 120. Page: 220

5. Lease: 034028-A/00
Date: 10/20/88
Lessor: MARGARET SEARS BROWN
Lessee: USF&T INC
Recorded: Volume: 120. Page: 318

6. Lease: 034029-0/00
Date: 10/27/88
Lessor: J C SHEFFIELD ET AL
Lessee: USF&T INC
Recorded: Volume: 120. Page: 302

7. Lease: 034030-0/00
Date: 10/27/88
Lessor: J C SHEFFIELD ET AL
Lessee: USF&T INC
Recorded: Volume: 120. Page: 305

8. Lease: 034031-0/00
Date: 01/25/89
Lessor: ATCHISON, TOPEKA & SANTA FE CO
Lessee: USF&T INC
Recorded: Volume: 636. Page: 124

9. Lease: 034032-0/00
Date: 05/02/69
Lessor: CARTWRIGHT, C. H., ET UX
Lessee: EL PASO PRODUCTS COMPANY
Recorded: Volume: 000344. Page: 00000357

10. Lease: 034033-A/00
Date: 12/14/70
Lessor: TED O NORTON ET UX RITA
Lessee: JAMES H HELLAND
Recorded: Volume: 000354. Page: 00000371

11. Lease: 034033-B/00
Date: 07/21/71
Lessor: LLOYD ALDEN WAKEHAM, GDN
Lessee: JAMES H HELLAND Jr.
Recorded: Volume: 000358. Page: 00000394

LESS AND EXCEPT those certain overriding royalty interests specifically reserved in 1) That certain Correction Assignment of Oil, Gas and Mineral Leases dated effective January 30, 1991 by and between USFAT, Inc. et al, Assignor, and Cholla Petroleum, Inc., Assignee, recorded in Vol. 667, at Page 715 of the Official Public Records of Fisher County, Texas, and 2) That Certain Assignment of Oil, Gas and Mineral Lease dated effective April 22, 1991 by and Between USFAT, Inc. et al, Assignor, and Cholla Petroleum, Inc., Assignee, recorded in Vol. 667, at Page 498 of the Official Public Records of Fisher County, Texas

All those certain lots, tracts and parcels of land lying and situated in Nolan and Fisher Counties, Texas, and being the same land known as the South Neill Strawn (Odom) Unit - South as described in that certain Unit Agreement dated October 1, 1988, recorded in Volume 125, Page 72 of the Official Public Records of Nolan County, Texas, and Volume 633, Page 256 of the Official Public Records of Fisher County, Texas.

All those certain lots, tracts and parcels of land lying and situated in Nolan and Fisher Counties, Texas, and being the same land known as the South Neill Strawn (Odom) Unit - North as described in that certain Unit Agreement dated October 1, 1988, recorded in Volume 125, Page 121 of the Official Public Records of Nolan County, Texas, and Volume 633, Page 168 of the Official Public Records of Fisher County, Texas.

FILED FOR RECORD
AT 9 O'CLOCK A M.

SEP 06 2005

PAT THOMSON
COUNTY CLERK FISHER COUNTY, TEXAS
BY Pat Thomson DEPUTY

STATE OF TEXAS
COUNTY OF FISHER

I hereby certify that this instrument was filed and time stamped hereon by me and was duly recorded the volume and page of the named records of Fisher County, Texas as stamped hereon by me.

County Court
Fisher County, Texas

Recorded 9-6-05
Vol 766 Page 390
OPR Records
Pat Thomson
County Clerk
Fisher County, Texas
Pat Thomson Deputy

Filed for Record in:
Nolan County

On: Jul 17,2006 at 02:32P

As a
Recordings

Document Number: 00036712

Amount 64.00

Receipt Number - 46237
By,
Sharla Sanderson

STATE OF TEXAS COUNTY OF NOLAN

I hereby certify that this instrument was filed on the date and time stamped hereon by me and was duly recorded in the volume and page of the named records of:

Nolan County

Any provision herein which restricts the sale, rental, or use of the described Real Property because of color or race is invalid and unenforceable under federal law.

Jul 17,2006

32486 Honorable Pat McGowan, County Clerk
Nolan County

FILED FOR RECORD
AT 9 O'CLOCK A M.

AUG 04 2006

PAT THOMSON
COUNTY CLERK FISHER COUNTY, TEXAS
BY [signature] DEPUTY

Filed for Record in:
Nolan County

On: Sep 15,2005 at 01:01P

As a
Recordings

Document Number: 00034692

Amount 29.00

Receipt Number - 42546
By,
Sharla Sanderson

STATE OF TEXAS COUNTY OF NOLAN

I hereby certify that this instrument was filed on the date and time stamped hereon by me and was duly recorded in the volume and page of the named records of:

Nolan County

Any provision herein which restricts the sale, rental, or use of the described Real Property because of color or race is invalid and unenforceable under federal law.

Sep 15,2005

Honorable Pat McGowan, County Clerk
Nolan County

STATE OF TEXAS
COUNTY OF FISHER

I hereby certify that this instrument was filed and time stamped hereon by me and was duly recorded the volume and page of the named records of Fisher County, Texas as stamped hereon by me.

Recorded 8-4-06
Vol 793 Page 38
OPR Records
Pat Thomson
County Clerk
Fisher County, Texas
[signature] Deputy

AMENDED PROMISSORY NOTE

This agreement is between:

THE GRANTOR

ALONZO B. LEAVELL
1807 East 1750 South,
Gooding, ID 83330

and

THE GRANTEE

Maverick Minerals Corporation,
A Nevada Corporation

This note is made to acknowledge the balance of a loan owed to Alonzo B Leavell by Maverick Minerals Corporation. The above listed parties agree that the amount and terms outlined in this document fairly and fully represents the indebtedness between the parties as of the date of this agreement.

Amount of Loan: **US$20,000** 04-QQ.MBV

Date of Loan: **December 31, 2005**

RATE and TERMS

This amount is unsecured, bears no interest and with no specific terms of repayment.

Entered into this 31st day of December, 2005 by:

Alonzo B. Leavell

Maverick Minerals Corporation

Robert Kinloch